Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2025
Net Income Per Share
Schedule of computation of basic and diluted net income per share

	For the year ended December 31,
	2023	2024	2025
Numerator (RMB in thousands):
Net income attributable to the Company’s shareholders for basic net income per share calculation	29,416,552	29,697,609	33,759,800
Net income attributable to the Company’s shareholders for dilutive net income per share calculation	29,416,552	29,697,609	33,739,216

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,216,475	3,200,453	3,186,454
Dilutive effect of restricted share units	35,554	30,149	31,720
Weighted average number of ordinary shares outstanding, diluted	3,252,029	3,230,602	3,218,174
Net income per share, basic (RMB)	9.15	9.28	10.59
Net income per share, diluted (RMB)	9.05	9.19	10.48